EXHIBIT 23.01

                   CONSENT OF KAUFMAN, ROSSIN & COMPANY, P.A.



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                             CONSENT OF INDEPENDENT
                           CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3, Amendment 1, of our report, dated September 26, 1997, which appears on page F-2 of the annual report on Form 10-KSB of Metropolitan Health Networks, Inc. and Subsidiaries for the year ended June 30, 1997.


                                                     /s/ Kaufman, Rossin & Co.
                                                     ---------------------------
                                                     KAUFMAN, ROSSIN & CO.


Miami, Florida
September 9, 1998